                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                ----------------


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): July 31, 1996


                           HARKEN ENERGY CORPORATION
             (Exact name of registrant as specified in its charter)



           DELAWARE                        0-9207               95-2841597
(State or other jurisdiction of       (Commission File         (IRS Employer
        incorporation)                     Number)          Identification No.)


      5605 N. MACARTHUR BLVD, SUITE 400                     75038
                IRVING, TEXAS                             (ZIP Code)
   (Address of principal executive offices)


       Registrant's telephone number, including area code: (214) 753-6900

ITEM 5.      OTHER EVENTS

         The press release dated July 31, 1996, attached to this report as
Exhibit 99.1 is incorporated herein by reference.

ITEM 7.      FINANCIAL STATEMENTS AND EXHIBITS

(a)      Financial statements of businesses acquired.

         None.

(b)      Pro forma financial information.

         None.

(c)      Exhibits.

        Exhibit
        Number                    Description
        ------                    -----------

         99.1 --                  Press Release dated July 31, 1996.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        HARKEN ENERGY CORPORATION




Date: July 31, 1996                     By: /s/ Bruce N. Huff
                                           ------------------------------------
                                             Bruce N. Huff,
                                             Senior Vice President and
                                             Chief Financial Officer

                              INDEX TO EXHIBITS
Page

                                                             Sequentially
                                                               Numbered
   Exhibit No.                 Exhibit                            Page
- -----------------   -----------------------------------   -------------------
   99.1             Press Release dated July 31, 1996